UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

International Star, Inc.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INTERNATIONAL STAR, INC.
P.O. Box 7202
Shreveport, Louisiana 71137
Telephone: (318) 464-8687
Facsimile: (318) 429-8036

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 19, 2008

To Our Shareholders:

The Annual Meeting of Shareholders (the “Annual Meeting”) of International Star, Inc. (the “Company”) will be held on May 19, 2008, at 3:00 p.m. (local time) at the Hilton Hotel located at 104 Market Street, Shreveport, Louisiana 71101.

At the Annual Meeting, shareholders will be asked:

1.	To elect our Board of Directors for the following year;

2.	To ratify the appointment of Madsen & Associates CPA’s, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.  Only shareholders of record of the Company’s common stock at the close of business on March 31, 2008 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

It is important that your shares be represented and voted at the Annual Meeting.  If you are a registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding the voting instructions.  You may vote your shares of common stock in person even if you previously returned a proxy card.  Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting.  All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting.  If you are a shareholder of record, your ownership of the Company’s common stock will be verified against the list of shareholders of record as of March 31, 2008, prior to being admitted to the Annual Meeting.  If you are not a shareholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee) you must also provide proof of beneficial ownership as of March 31, 2008, such as your most recent account statement prior to May 19, 2008, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

By Order of the Board of Directors

/s/ Sterling M. Redfern
Sterling M. Redfern
President and Director
April 15, 2008

YOUR VOTE IS IMPORTANT
PLEASE EXECUTE YOUR PROXY WITHOUT DELAY

INTERNATIONAL STAR, INC.
P.O. Box 7202
Shreveport, Louisiana 71137
Telephone: (318) 464-8687
Facsimile: (318) 429-8036

April 15, 2008

To Our Shareholders:

You are cordially invited to attend the annual meeting of shareholders of International Star, Inc. on May 19, 2008, at 3:00 p.m. (local time) at the Hilton Hotel located at 104 Market Street, Shreveport, Louisiana 71101.

Information about this year’s annual meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter.  This proxy statement is designed to answer your questions and provide you with important information regarding our Board of Directors and senior management.  Enclosed with this proxy statement is our 2007 annual report.

Whether you own a few or many shares of stock, and whether or not you plan to attend, it is important that your shares be voted on matters that come before the annual meeting.  Please mark your votes on the enclosed proxy card, sign and date it, and mail it in the envelope provided or fax it to the number indicated on the proxy card.  If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations as described in the proxy statement.

During the annual meeting, management will report on operations and other matters affecting our Company and will respond to shareholders’ questions.  On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of our Company.

We look forward to greeting in person as many of our shareholders as possible.

Sincerely,

/s/ Sterling M. Redfern
Sterling M. Redfern
President and Director

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE MEETING AND VOTING	1

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	5

PROPOSAL NO. 1: ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS	5

NOMINEES FOR DIRECTOR	5

DIRECTORS AND EXECUTIVE OFFICERS	6

CORPORATE GOVERNANCE	7

EXECUTIVE COMPENSATION	10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	14

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15

PRINCIPAL ACCOUNTANT FEES AND SERVICES	15

SUBMISSION OF SHAREHOLDER PROPOSALS	16

AVAILABLE INFORMATION	16

INTERNATIONAL STAR, INC.
P.O. Box 7202
Shreveport, Louisiana 71137
Telephone: (318) 464-8687
Facsimile: (318) 429-8036

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being mailed in connection with the solicitation of proxies by the Board of Directors (the “Board”) of International Star, Inc. (“us”, “we” “our”, “International Star,” or the “Company”) for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 19, 2008.  This Proxy Statement and the accompanying proxy card were first mailed to shareholders of the Company on or about April 15, 2008.

This introductory section is a summary of selected information from this Proxy Statement and may not contain all of the information that is important to you.  To better understand the nominees being solicited for directors and the proposals that are submitted for a vote, you should carefully read this entire document and other documents to which we refer.

Proxies are solicited to give all shareholders of record as of the close of business on March 31, 2008, an opportunity to vote on matters that come before the Annual Meeting.  This procedure is necessary because our shareholders live in many U.S. states and abroad and most may not be able to attend.  The proxies being solicited by this Proxy Statement are being solicited by the Company.  The expense of soliciting proxies, including the cost of preparing, assembling and mailing the material submitted with this Proxy Statement, will be paid by the Company.  The Company will also reimburse brokerage firms, banks, trustees, nominees and other persons for the expense of forwarding proxy material to beneficial owners of shares held by them of record.  Solicitations of proxies may be made personally or by telephone, electronic communication or facsimile, by directors and officers, who will not receive any additional compensation in respect of such solicitations.

INFORMATION ABOUT THE MEETING AND VOTING

WHEN AND WHERE IS THE ANNUAL MEETING?

Date:	Monday, May 19, 2008
Time:	3:00 p.m., Central Daylight Time
Location:	Hilton Hotel, located at 104 Market Street, Shreveport, Louisiana

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At our Annual Meeting, shareholders will act upon matters outlined in the accompanying Notice of Annual Meeting.  In addition, our management will report on the performance of the Company during calendar year 2007.

WHAT AM I VOTING ON?

The Board is soliciting your vote for:

•	the election of four directors to serve for a term of one year or until their successors are elected; and

•	the ratification of the appointment of Madsen & Associates CPA’s, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008;

WHO IS ENTITLED TO VOTE?

Shareholders of record at the close of business on March 31, 2008 (the “Record Date"), are entitled to vote on matters that come before the meeting.  Shares can be voted only if the shareholder is present in person or is represented by a completed and returned proxy.

HOW MANY VOTES DO I HAVE?

Each share of International Star common stock that you own as of the Record Date entitles you to one vote.  As of the close of business on March 31, 2008, there were 273,362,274 shares of our common stock issued and outstanding.

HOW DO I VOTE?

All shareholders may vote by mail or by fax.  To vote by mail, please sign, date and mail your proxy card in the envelope provided.  To vote by fax, please sign, date and fax your proxy card to our transfer agent, STALT, Inc., at (650) 321-7113.

If you own your shares through a bank or broker, you should follow the separate instructions they provide you.  Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their individual voting arrangements.  If you do not instruct your broker or bank how to vote, your broker or bank may still vote your shares if it has discretionary power to vote on a particular matter.

If you attend the Annual Meeting in person, you may request a ballot when you arrive.  If your shares are held in the name of your bank, broker, or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 31, 2008, the Record Date, for voting.  If you previously signed and returned a proxy for voting (or one was mailed for you by a bank or broker) and then chose to attend the shareholder meeting and vote in person, your proxy will automatically be nullified, and only your votes made in person at the meeting will be counted.

WHAT IF I RETURN MY PROXY BUT DO NOT MARK IT TO SHOW HOW I AM VOTING?

If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

WHAT IF OTHER ITEMS COME UP AT THE ANNUAL MEETING AND I AM NOT THERE TO VOTE?

When you return a signed and dated proxy card, you give the proxy holders (the names of whom are listed on your proxy card) the discretionary authority to vote on your behalf on any other matter that is properly brought before the Annual Meeting.  This discretionary authority is limited by Securities and Exchange Commission (“SEC”) rules to certain specified matters, such as matters incident to the conduct of the meeting and voting for alternative candidates if for any unforeseen reason any of our nominees becomes unavailable to serve as a director.

CAN I CHANGE MY VOTE?

You can change your vote by revoking your proxy at any time before it is exercised, in one of three ways:

•	notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy;

•	submit another written proxy with a later date in accordance with the requirements for submitting proxies as described in this Proxy Statement;

•	attend, and vote, in person at the Annual Meeting.

Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request; however, if you vote on any matter in person at the meeting, your proxy will be automatically nullified and only your votes made in person at the meeting will be counted.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

In that case, you likely own shares which are registered differently or are held in more than one account.  You should vote each of your accounts by mail or fax.  Please sign, date, and return each proxy card to guarantee that all of your shares are voted.  If you wish to combine your shareholder accounts in the future, you should contact our transfer agent, STALT Inc., by telephone at (650) 321-7111, or by email at bsenner@stalt.com.  Combining accounts reduces excess printing and mailing costs, resulting in savings for us, which benefits you as a shareholder.

WHAT CONSTITUTES A QUORUM?

The presence in person or by proxy of the owners of a majority of the shares entitled to vote at the Annual Meeting constitutes a quorum.  You will be considered part of the quorum if you return a signed and dated proxy card or if you vote at the Annual Meeting.  As of the Record Date, 273,362,274 shares of common stock of the Company were outstanding.

Abstentions and broker “non-votes” are counted as present and entitled to vote for determining a quorum.  A broker “non-vote” occurs when a bank or broker holding shares for a beneficial shareholder does not vote on a particular proposal because the bank or broker does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial shareholder.

As of the Record Date, persons deemed to be insiders of our Company, and who are expected to vote on each matter as recommended by the Board, hold approximately 23% of our issued and outstanding common stock.

WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

PROPOSAL 1.  ELECTION OF DIRECTORS:  The four candidates who receive the most votes will be elected.  A properly executed proxy marked “WITHHOLD FROM ALL NOMINEES” or “For all nominees, except as written above” with respect to the election of the directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on the vote.

PROPOSAL 2.  RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS:  To ratify the appointment of our independent auditors, a majority of the votes cast in person or by proxy at the Annual Meeting, assuming a quorum is present, will be required for approval.  A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have no effect on the outcome of the vote.

WHAT ARE THE BOARD’S RECOMMENDATIONS ON THE PROPOSALS?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.  The Board’s recommendation is set forth together with each proposal in this Proxy Statement.  In summary, the Board recommends a vote:

•	FOR the election of the nominated slate of directors (see pages 5-14).

•	FOR the ratification of the appointment of Madsen & Associates CPA’s, Inc. as the Company’s independent registered public accounting firm (see pages 15-16).

ARE THERE ANY DISSENTERS’ RIGHTS OF APPRAISAL REGARDING THE PROPOSALS?

There is no provision in the Nevada Statutes or in our Articles of Incorporation or Bylaws providing our shareholders with dissenters’ rights of appraisal to demand payment in cash for their shares of common stock in connection with the implementation of any of the Proposals.

CAN A SHAREHOLDER NOMINATE A DIRECTOR?

The Board of Directors will consider a candidate properly and timely recommended for directorship by a shareholder or group of shareholders of the Company.  The nomination must be submitted in writing to the attention of our Acting Secretary, Jacqulyn B. Wine, at P.O. Box 7202, Shreveport, Lousiana 71137.  In order for the director candidate recommendation to be considered by the Board, it must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the Annual Meeting.

HOW CAN I ATTEND THE ANNUAL MEETING?

You are invited to attend the Annual Meeting only if you were an International Star, Inc. shareholder or joint holder as of the close of business on March 31, 2008, or if you hold a valid proxy for the Annual Meeting.  In addition, if you are a registered shareholder (owning shares in your own name), your name will be verified against the list of registered shareholders on the Record Date prior to your being admitted to the Annual Meeting.  If you are not a registered shareholder but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee.  The meeting will begin at 3:00 p.m. local time.  Check-in will begin at 2:30 p.m. local time, and you should allow ample time for check-in procedures.

HOW WILL WE SOLICIT PROXIES AND WHO WILL BEAR THE COST?

We will distribute the proxy materials and solicit votes.  The cost of soliciting proxies will be borne by us.  These costs will include the expense of preparing, assembling, printing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders.  We have not retained a proxy solicitor in conjunction with the Annual Meeting.  We may conduct further solicitation personally, telephonically or by electronic communication through our own officers and directors, none of whom will receive additional compensation for assisting with the solicitation.

WHERE CAN I FIND VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results at the Annual Meeting, and publish final results in our next Quarterly Report filed with the SEC.

HOW MAY I COMMUNICATE WITH INTERNATIONAL STAR, INC.’S BOARD?

You may communicate directly with any member or members of our Board of Directors by sending the communication by mail to International Star, Inc., at P.O. Box 7202, Shreveport, Louisiana 71137, to the attention of our Board of Directors, generally, or directed to the specific director or directors with whom you wish to communicate.  We relay communications addressed in this manner as appropriate.  Communications addressed simply to our Board of Directors are relayed to our Chairman of the Board for handling.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office:

1.	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

2.	each nominee for election as one of our directors; or

3.	any associate of any of the foregoing persons.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall not be less than two nor more than five.  Currently, our Board of Directors consists of four directors.  The Board of Directors proposes that the four nominees for directors described below be elected for a new term of one year and until their successors are duly elected and qualified.  All nominees are currently serving as directors.

Each of the nominees has consented to serve the term for which he is nominated.  If any nominee becomes unavailable for election, which is not anticipated, the directors’ proxies will vote for the election of such other person as the Board may nominate, unless the Board resolves to reduce the number of directors to serve on the Board and thereby reduce the number of directors to be elected at the meeting.

The Board of Directors Recommends that Shareholders Vote
FOR
Each of the Nominees Listed Herein

NOMINEES FOR DIRECTOR

The nominees for director are listed below.  Additional information about each nominee is contained in the section entitled “DIRECTORS AND EXECUTIVE OFFICERS.”

Name	Age	Director Since
Sterling M. Redfern	74	December 2007
Joe C. Rice	60	January 2008
Virginia K. Shehee	84	January 2005
Jacqulyn B. Wine	64	January 2007

The persons named in the enclosed proxy will vote your shares for the election of Mr. Sterling M. Redfern, Dr. Joe C. Rice, Ms. Virginia K. Shehee and Ms. Jacqulyn B. Wine, unless you instruct them otherwise or unless a nominee is unwilling to serve as a director of our Company.  The four candidates who receive the most votes will be elected.  Our Board of Directors has no reason to believe that any candidate will be unwilling to serve, but if a candidate should determine not to serve, the persons named in the proxy may vote for another candidate.

It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of these nominees, and the nominees have consented to being named in this proxy statement and to serve, if elected.  In the event that any or all of these individuals should, for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute candidates.

The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each candidate as a director.  Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

There is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors.  There are also no arrangements, agreements or understandings between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, ages, and positions of our current directors, director nominees and officers:

Name	Age	Position(s) Held	Date Service Began
Virginia K. Shehee	84	Chairman of the Board of Directors	January 2005
Sterling M. Redfern	74	President, Director	December 2007
Jacqulyn B. Wine	64	Acting Secretary, Acting Treasurer / Chief Financial Officer, Director	January 2007
Joe C. Rice	60	Director	January 2008

Ms. Virginia K. Shehee has served as the Chairman of our Board of Directors since May 2005 and as a director of the Company since January 2005.  Ms. Shehee concurrently serves as the President and Chief Executive Officer of Kilpatrick Life Insurance Company, a major shareholder of our Company, and Kilpatrick’s Rose-Neath Funeral Homes and Cemeteries, Inc.  Ms. Shehee has served as the President and Chief Executive Officer of Kilpatrick Life Insurance Company and Kilpatrick’s Rose-Neath Funeral Homes, Crematorium and Cemeteries, Inc. since October 1971.  She oversees all operations of Kilpatrick Life Insurance Company and Kilpatrick’s Rose-Neath Funeral Homes, Crematorium and Cemeteries, Inc.  Ms. Shehee is a former State Senator of Louisiana and has served on the Forum 500 Board of Governors and on the Committee on Committees of the American Council of Life Insurance (ACLI).  She has also served on the Board of Directors and on the Taxation Steering Committee of the ACLI.  In addition, Ms. Shehee is Chairman Emeritus of the Biomedical Research Foundation of Northwest Louisiana, for which she has previously served as the President and Chairman of its board of directors.  Ms. Shehee is a director of the Louisiana Insurers’ Conference and has previously served in various executive capacities for the Life Insurers Conference.  She is the chairman of the Louisiana Life & Health Insurance Guaranty Association and a member of the National Organization of Life and Health Insurance Guaranty Association.

Mr. Sterling M. Redfern has served as President and as a director of the Company since December 2007.  From March 2001 through September 2003, Mr. Redfern served as a director of Cryocon, Inc., but has otherwise been retired since December 2003.  From June 1960 to December 1994, Mr. Redfern was the President/Chief Executive Officer of Educational Employees Credit Union (EECU) located in Bridgeton, Missouri.  Mr. Redfern has also served as a director of the Missouri Credit Union League, the Credit Union National Association, and the Metro Collegian Baseball League.  He has also served as President of the Metro Collegian Baseball League, as a member of the Governor’s White House Conference on Education in Missouri and as a member of the Board of Education, Pattonville School District, Bridgeton, Missouri.  In 1955, Mr. Redfern received a Bachelors of Arts Degree in Mathematics from Arkansas State University, located in Jonesboro, Arkansas.

Ms. Jacqulyn B. Wine has served as Acting Secretary of the Company since January 2007, as Acting Treasurer/Chief Financial Officer of the Company since August 2007 and as a director of the Company since July 2007.  Ms. Wine is also the Assistant Secretary/Treasurer for Kilpatrick Life Insurance Company, a major shareholder of our Company, a position she has held since March 1995.  She began working for Kilpatrick Life Insurance Company as Executive Assistant to the President in 1990.  From February 1979 to September 1990, Ms. Wine concurrently served as Corporate Secretary of two related companies, McConathy Oil and Gas Company and McConathy Production, Inc.

Dr. Joe C. Rice has served as a director of the Company since January 2008.  Dr. Rice is a physician and a native of Shreveport, Louisiana.  He received a B.A. in philosophy from Centenary College of Louisiana in 1969.  He earned his Master of Divinity from Duke University in 1972 and served in the ministry until he entered pre-med studies at Louisiana State University in Baton Rouge in 1976.  He graduated from Louisiana State University School of Medicine in 1981.  He is currently a practicing radiologist in Shreveport.  He is a member of Omicron Delta Kappa, has been a clinical instructor of radiology, an acting chief of radiology and has served on the hospital ethics board.

Term of Office

Our directors are elected for a one-year term to hold office until the next annual meeting of our shareholders, or until removed from office in accordance with our Bylaws and applicable law.  Our officers are appointed by our Board of Directors and hold office until the earlier of their resignation or removal by the Board, except for our President, Sterling Redfern.  On March 19, 2008, the Company entered into a formal employment agreement with Mr. Sterling, effective as of April 1, 2008.  Under the agreement, Mr. Redfern will serve as our President for a term of one year, after which he may continue to serve at the will of the parties.  See “EXECUTIVE COMPENSATION – Employment Agreements.”

Family Relationships

There are no familial relationships among any of our directors, executive officers, or persons nominated or chosen to become directors or executive officers.

Involvement in Certain Legal Proceedings

During the past five years, no present or former director, executive officer or person nominated to become a director or an executive officer of the Company:

(1)	was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or within two years prior to that time;

(2)	was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)
was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4)
was found by a court of competent jurisdiction (in a civil action), the SEC, the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

As of the date of this Proxy Statement, we are not aware of any proceeding to which any of our directors, officers, shareholders or affiliates is a party adverse to the Company or has a material interest adverse to the Company.

CORPORATE GOVERNANCE

Director Independence

Our Articles of Incorporation allow us to have a Board of Directors consisting of no less than two and no more than five directors.  Currently, our Board of Directors consists of four directors.  We believe one of our directors, Joe C. Rice, would qualify as “independent” under the listing standards of The Nasdaq Stock Market, which we use to determine whether each of our directors is independent.  Under Nasdaq rules, an “independent director” generally means a person other than an officer or employee of the listed company or its subsidiaries, or any other individual having a relationship which, in the opinion of the listed company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Certain categories of persons are deemed not to be independent under the Nasdaq rules, such as persons employed by the listed company within the last three years, and persons who have received (or whose immediate family members have received) payments exceeding a specified amount from the listed company within the last three years, excluding payments that are not of a disqualifying nature (such as compensation for board service, payments arising solely from investments in the listed company’s securities, and benefits under a tax-qualified retirement plan).

Code of Ethics

We have adopted a Code of Ethics applicable to our principal executive officers, principal financial officers, principal accounting officers or controllers, or persons performing similar functions, a copy of which was filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.  In addition, a copy of our code of ethics can be obtained by writing our Company at P.O. Box 7202, Shreveport, Louisiana 71137.

Board Meetings and Attendance

During 2007, our Board of Directors held five formal meetings and acted by written consent in lieu of a meeting on five occasions.  Each of our incumbent directors who served as a director during 2007 attended at least 75% of the meetings held in 2007 during which he or she was then serving as a director.

We do not have a formal policy with regard to director attendance at annual meetings of our shareholders.  Our Chairman of the Board, Virginia K. Shehee, is our only incumbent director who served as a director at the time of our last annual meeting.  She was in attendance at the meeting.

Board Committees

As of December 31, 2007, and as of the date of filing of this Proxy Statement, we have not created any standing committees of the Board of Directors, including an audit committee, nominating committee or compensation committee.  Due to the size of our Board, our current lack of revenues, and our lack of employees or officers currently receiving compensation from the Company, other than our President, the Board has not determined that any standing audit, nominating or compensation committee is necessary at this time.  Accordingly, our entire Board of Directors serves in these functions.  However, the Board will evaluate the need for such committees as circumstances may dictate.

Audit Committee Financial Expert

Section 301 of the Sarbanes-Oxley Act of 2002, and SEC regulations implementing that provision, require that public companies disclose a determination by their Board of Directors as to the existence of a financial expert on their audit committee and, if none is determined to exist, that the Board of Directors has determined that no one serving on its Board of Directors meets the qualification of a financial expert as defined in the Sarbanes-Oxley Act and implementing regulations.  Our Board has determined that we have not, and we do not, possess on our Board of Directors anyone who qualifies as an audit committee financial expert and, unless and until one is identified and agrees to serve, we will continue to rely on outside professional consultants who advise us with respect to audit matters.

Director Nomination Procedures

We have not adopted formal procedures for nomination of director candidates.  Our Board of Directors identifies qualified director nominees from among persons known to the members of the Board, by reputation or otherwise, and through referrals from trusted sources, including management, existing Board members, and shareholders.  The Board evaluates candidates based upon the candidate’s qualifications, recommendations, or other relevant information, which includes a personal interview.  The Board then considers and approves candidates for nomination.

Shareholders who wish to recommend a candidate for election to our Board of Directors may submit such recommendation in writing to the attention of our Acting Secretary, Jacqulyn B. Wine, at P.O. Box 7202, Shreveport, Louisiana 71137.  In order for the director candidate recommendation to be considered by the Board, it must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the Annual Meeting.  We did not receive any director recommendations from shareholders in connection with this Annual Meeting.

Compensation Procedures

We have not adopted formal procedures for determining the compensation of our executive officers and directors.  The Board has set the compensation of our current officers and directors based on the Company’s existing and projected financial resources and the officers’ qualifications and performance.  The Board may or may not consider these and other factors in setting future compensation of our officers and directors.  At December 31, 2007, and as of the date of this Proxy Statement, our President, Sterling M. Redfern, is our only existing compensated officer or director.  See “EXECUTIVE COMPENSATION.”

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our executive officers during the fiscal years ended December 31, 2007 and 2006:

Summary Compensation Table

Name and principal position	Year	Salary	Bonus	Stock awards	Option awards	Non-equity incentive plan compensation	Change in pension value and non- qualified deferred compensation earnings	All other compensation	Total
Sterling M. Redfern, President(1)	2007	$2,700	--	$1,500(2)	--	--	--	$10,000(3)	$14,200
Jacqulyn B. Wine, Acting Secretary and Acting Treasurer / Chief Financial Officer(4)	2007	--	--	--	--	--	--	--	--
Virginia K. Shehee, Chairman of the Board of Directors(5)	2007	--	--	--	--	--	--	--	--
Joseph E. Therrell, Jr.(6)	2007	--	--	--	--	--	--	--	--
Denver Cashatt, Jr.(7)	2007	--	--	--	--	--	--	--	--
	2006	55,530	--	--	--	--	--	44,833(8)	100,363
Robert M. Glover(9)	2007	45,000	--	--	--	--	--	--	45,000
	2006	61,250	--	30,000	--	--	--	8,669(10)	99,919
Dorothy Wommack(11)	2007	--	--	--	--	--	--	8,500(12)	8,500
	2006	47,500	--	--	--	--	--	27,654(13)	75,154
__________________

(1)	Mr. Redfern was appointed President of the Company by our Board of Directors on December 6, 2007.

(2)
Represents 100,000 shares of our common stock, valued based upon the closing price of our common stock on December 31, 2007, of $0.015 per share.  These shares will be issued by the Company to Mr. Redfern on or about April 15, 2008.

(3)	Includes $10,000 in fees paid to Mr. Redfern as compensation for consulting services provided to the Company by Mr. Redfern from August 2007 to November 2007 prior to his appointment as our President.

(4)
Ms. Wine was appointed Acting Secretary by our Board of Directors on January 16, 2007, and Acting Treasurer/Chief Financial Officer on August 16, 2007.  She did not receive compensation for her services as an officer of the Company during 2007.

(5)	Mrs. Shehee served as our Acting President on a temporary basis from August 16, 2007, to December 6, 2007. She did not receive compensation for her services as an officer of the Company.

(6)
Mr. Therrell was appointed Acting President and Acting Treasurer/Chief Financial Officer by our Board of Directors on January 16, 2007.  He resigned as our Acting President and Acting Treasurer/Chief Financial Officer and as a director of the Company on August 7, 2007.  Mr. Therrell did not receive compensation for his services as an officer of the Company.

(7)	Mr. Cashatt resigned as our President and Chief Executive Officer and as a director of the Company on January 8, 2007. Mr. Cashatt did not receive compensation for his services during 2007.

(8)
Includes commissions for private placements of our common stock, $5,319; rent payments on personal residence, $24,667; auto allowance, $9,000; repairs for personal car, $847; and other reimbursements, $5,000.  The rent payments for Mr. Cashatt’s personal residence are valued at two-thirds of the total rent payment for the property, which was also used as an office for the Company, based on the percentage of the property used as a residence.

(9)
Mr. Glover resigned as our Director of Operations and as a director of the Company on August 10, 2007.  He did not receive any compensation for his services as a director of the Company during 2006 and 2007.

(10)	Includes auto allowance, $8,000; and repairs for personal car, $669.

(11)
The Board of Directors removed Ms. Wommack as our Secretary and Treasurer/Chief Financial Officer on January 16, 2007.  She did not receive compensation for her services as an officer of the Company during 2007.  However, during 2007, we paid Ms. Wommack an aggregate of $7,500 in consulting fees for temporary assistance she provided to our Acting Secretary following Ms. Wommack’s removal.

(12)	Includes consulting fees, $7,500; and unpaid auto allowance accrued from 2006, $1,000.

(13)	Includes commissions for private placements of our common stock, $9,100; auto allowance, $4,000; reimbursements for federal income taxes, $9,500; and other reimbursements, $5,054.

Employment Agreements

On December 6, 2007, our Board of Directors appointed Sterling M. Redfern to be our President and a director of the Company.  As compensation for serving as our President, the Board agreed to pay Mr. Redfern $2,700 a month and to issue to him 100,000 shares of our common stock per month.  Mr. Redfern agreed to be responsible for all withholding taxes on this compensation.  All shares of Company common stock received by Mr. Redfern as part of his compensation would not be adjusted for any reverse split, and the shares would be issued to him on a quarterly basis, with the first installment to be issued on or about March 31, 2008.  The terms of Mr. Redfern’s compensation were partially documented in the Board resolution offering Mr. Redfern his position.

On March 19, 2008, our Board of Directors renegotiated Mr. Redfern’s compensation and entered into a formal employment agreement with Mr. Redfern to be effective April 1, 2008.  Under the agreement, Mr. Redfern will serve as our President for a term of one year, after which he may continue to serve at the will of the parties.  As compensation for serving as our President, Mr. Redfern will receive an annual salary of $42,000.  He will also receive two non-qualified stock options pursuant to the Company’s 2006 Stock Option Plan, the first of which will be for 5,000,000 shares of our common stock at an exercise price of $0.01 per share and the second of which will be for an additional 5,000,000 shares of our common stock at an exercise price of $0.03 per share.  These options were issued as of April 1, 2008, and will vest based on performance incentives to be designated by the Board of Directors.  The options will expire on April 1, 2013.

Prior to Mr. Redfern’s appointment as our President, he served as a consultant to the Company from August 2007 to November 2007.  During that time, the Company paid Mr. Redfern an aggregate of $10,000 in fees for his consulting services.

We do not have any written employment agreement for Ms. Wine to serve as our Acting Secretary and Acting Treasurer/Chief Executive Officer, nor have any terms of compensation for Ms. Wine been approved by our Board of Directors.  As of the date of this Proxy Statement, she has not received compensation for her services as an officer of the Company.  She may or may not receive compensation for her services in the future.

Stock Option and Stock Award Grants

No stock options were granted to our executive officers or directors during the year ended December 31, 2007.

On December 6, 2007, our Board of Directors agreed to issue to our President, Sterling M. Redfern, 100,000 shares of our common stock per month as compensation for his services as an officer of the Company.  The shares earned by Mr. Redfern for the month of December 2007 will be issued to him on or about April 15, 2008.  See “ – Employment Agreements.”

Exercises of Stock Options and Year-End Option Values

No stock options were exercised by our named executive officers during the fiscal year ended December 31, 2007, nor have any stock options been exercised by our named executive officers since December 31, 2007, through and including the filing date of this Proxy Statement.

No unexercised stock options or unvested stock awards were outstanding as of December 31, 2007.

Pension and Other Benefits

We do not currently have in effect any plan that provides for payment to our executive officers of specified retirement benefits or benefits that will be paid primarily following retirement.

Nonqualified Deferred Compensation

We do not currently have in effect any defined contribution or other plan that provides for the deferral of compensation to any of our executive officers on a basis that is not tax-qualified.

Payments Upon Termination or Change-In-Control

We do not currently have in effect any compensatory plan or other arrangement that provides for payments or the provision of benefits to any of our executive officers upon their termination of employment with the Company or upon a change in control of the Company or a change in the officer’s responsibilities.

Compensation of Directors

Our directors did not receive any fees for the services they provided to the Company as directors during 2007.  We do not anticipate providing any such fees to our directors for their service during 2008.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the transactions described below, during 2007, none of our directors, officers or principal stockholders, nor any associate or affiliate of the foregoing have any interest, direct or indirect, in any transaction, or in any proposed transactions, which has materially affected or will materially affect us.

Transactions with Executive Officers and Directors

During 2007, we paid $10,000 in consulting fees to Sterling M. Redfern for services he provided to the Company from August 2007 to November 2007.  Mr. Redfern was appointed as our President on December 6, 2007.  We paid $7,500 in consulting fees during 2007 to Dorothy Wommack, who served as our Secretary and Treasurer/Chief Financial Officer until her removal by the Board of Directors on January 16, 2007, for temporary assistance she provided to our Acting Secretary following Ms. Wommack’s removal as an officer of the Company.

Transactions with Other Related Parties

On December 3, 2007, we obtained a $500,000 revolving line of credit from Kilpatrick’s Rose-Neath Funeral Homes, Crematorium and Cemeteries, Inc. (“KRFH”).  The line of credit carries simple interest at the rate of 6% per annum.  All unpaid principal and accrued interest is due on December 2, 2010 (the “Maturity Date”).  Until the Maturity Date, we are only required to pay interest, with the first such payment due in arrears on June 3, 2007, and then with additional payments every 90 days thereafter.  At any time, KRFH can demand immediate repayment of the outstanding balance on the line of credit with ten days notice.  Any payments due from us that are not paid within ten days of the due date are subject to late fee of 5%.  We have the right to prepay any amounts due KRFH at any time without penalty.

The line of credit is secured by a 51% interest in our Detrital Wash and Wikieup mining claims located in Mohave County, Arizona, and any future claims acquired by us, as well as all proceeds and products from such properties (the “Collateral”).  In the event we default, KRFH may institute legal action against us and foreclose against the Collateral.  In such event, KRFH would be entitled to its collection costs, including attorney fees and court costs.

Our Chairman of the Board, Ms. Virginia Shehee, may be deemed the beneficial owner of over 50% of the outstanding shares of KRFH due to the voting power she has obtained pursuant to a voting agreement.  Due to the voting power she has obtained pursuant to a similar voting agreement, Ms. Shehee may also be deemed the beneficial owner of over 50% of the outstanding shares of Kilpatrick Life Insurance Company, one of our major shareholders.  The Kilpatrick Life Insurance Company employs Ms. Shehee as its President and Chief Executive Officer and Ms. Jacqulyn Wine as its Assistant Secretary/Treasurer.  Ms. Wine is our Acting Secretary, Acting Treasurer/Chief Financial Officer and one of our directors.

During 2007, we borrowed $225,000 from this line of credit, and as of the date of this Proxy Statement, our outstanding principle balance owed on the line of credit is $350,000.

We believe the terms of this of the line of credit are no less favorable to us than we could have obtained from an unaffiliated third party.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of March 31, 2008, by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities; (ii) each of our directors and named executive officers; and (iii) all of our officers and directors as a group.  Except as otherwise indicated, all stockholders have sole voting and investment power with respect to the shares listed as beneficially owned by them, subject to the rights of spouses under applicable community property laws.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Outstanding (1)
5% or greater holders:
Kilpatrick Life Insurance Company	52,351,682	19.15%
Kamal Alawas (2)	27,964,524	10.23%
Directors and executive officers:
Sterling M. Redfern (3)	--	--
Joe C. Rice	350,000	*
Virginia K. Shehee (4)	61,022,590	22.32%
Jacqulyn B. Wine (5)	266,667	*
All directors and executive officers as a group (4 persons)	61,639,257	22.55%
_______________________________

*	Less than 1%.

(1)	The percentage of our common stock beneficially owned was calculated based on 273,362,274 shares of our common stock outstanding as of March 31, 2008.

(2)	Includes 1,500,000 shares beneficially owned by Alawas Investments, an entity controlled by Mr. Alawas.

(3)	Mr. Redfern does not own any shares of our common stock as of March 31, 2008.

(4)
Includes 52,351,682 shares beneficially owned by Kilpatrick Life Insurance Company, a privately-owned company controlled by Ms. Shehee, and an aggregate of 4,090,098 shares held in Ms. Shehee’s IRA accounts.

(5)	Includes 166,667 shares owned by Ms. Wine’s husband.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the SEC on Forms 3, 4 and 5.  Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely upon review of the copies of such reports furnished to us during, and with respect to, the fiscal year ended December 31, 2007, or any written representations we received from a director, officer, or beneficial owner of more than 10% of our common stock that no other reports were required during that period, we believe that, for the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to our reporting persons were met except for as follows:  Sterling Redfern failed to timely file a Form 3.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our consolidated financial statements as of and for the fiscal year ended December 31, 2007, were audited by Madsen & Associates CPA’s, Inc., an independent registered public accounting firm located at 684 East Vine St., Suite 3, Murray, Utah 84107.  The Board of Directors intends to approve the re-engagement of Madsen & Associates CPA’s, Inc. to be our independent registered public accounting firm for the fiscal year ending December 31, 2008, subject to the ratification of the appointment by our shareholders at the Annual Meeting and our formal acceptance of an engagement letter from Madsen & Associates CPA’s, Inc. after the Annual Meeting.

Shareholders’ ratification of the selection of Madsen & Associates CPA’s, Inc. to be our independent registered public accounting firm for fiscal year 2008 is not required by our Bylaws or otherwise.  However, the Board is submitting the selection of the independent registered public accounting firm to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection of Madsen & Associates CPA’s, Inc., the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board may, at its discretion, direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such change is in the best interests of the Company and our shareholders.

Representatives of Madsen & Associates CPA’s, Inc. are not expected to attend the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote
FOR
the Ratification of the Appointment of Madsen & Associates CPA’s, Inc.
as the Company’s Independent Registered Public Accounting Firm
for the 2008 Calendar Year

PRINCIPAL ACCOUNTANT FEES AND SERVICES

We appointed the accounting firm of Madsen & Associates CPA’s, Inc. (“Madsen”) to serve as our independent auditors for the fiscal years ended December 31, 2007 and 2006.  The following table represents aggregate fees billed for professional audit services rendered by Madsen to provide the audit of our annual financial statements for the years ended December 31, 2007, and December 31, 2006, respectively:

	2007	2006
Audit fees	$21,013	$13,276
Audit-related fees	--	--
Tax fees	--	--
All other fees	--	--

Audit Fees

Audit Fees consist of fees billed for professional services rendered for auditing our annual financial statements, reviews of our interim financial statements included in our quarterly reports and services performed in connection with other filings with the SEC.  We incurred audit fees from Madsen of $21,013 during 2007 and $13,276 during 2006.

Audit Related Fees

Audit Related Fees may consist of fees billed for professional services rendered in connection with comfort letters and other services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements.  We did not incur any audit related fees from Madsen during 2007 or 2006.

Tax Fees

Tax Fees may consist of fees for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.  We did not incur any tax fees from Madsen during 2007 or 2006.

All Other Fees

We did not incur any other fees from Madsen during 2007 or 2006.

SUBMISSION OF SHAREHOLDER PROPOSALS

In order for a proposal by a shareholder to be presented at an annual meeting of our shareholders, the proposal must be included in the related proxy statement and proxy form.  Proposals by shareholders intended to be presented at the Annual Meeting of Shareholders in 2009 must be received by the Company no later than December 16, 2008, for possible inclusion in the proxy statement relating to that meeting.

For a shareholder proposal to be included in the proxy statement and proxy form for an annual meeting of the Company’s shareholders, the proposal must:  (1) concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, including our Bylaws and Rule 14a-8 of the Securities Act; and (2) be received by the Company at P.O. Box 7202, Shreveport, Louisiana 71137, Attention: Jacqulyn B. Wine, Secretary, not less than 120 calendar days before the anniversary of the date of the previous year’s proxy statement, or December 16, 2008, in the case of the Annual Meeting of Shareholders in 2009.  If no annual meeting was held the previous year and in any year in which the date of the annual meeting is moved by more than 30 days from the date of the previous year’s annual meeting, the proposal will be considered timely if received within a reasonable time before the Company begins to print and mail its proxy materials.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance with the Exchange Act we file reports, proxy statements and other information with the SEC.  You may inspect and copy the reports, proxy statements and other information filed by us with the SEC at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the SEC’s regional offices.  You may also call the SEC at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the SEC’s website at http://www.sec.gov.

Our Annual Report on Form 10-KSB as well as our Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K, and other filings are also available on the SEC’s “EDGAR” database at www.sec.gov/edgar/searchedgar/companysearch.html; type in Company Name: INTERNATIONAL STAR to locate these filings.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING
ARE URGED TO VOTE BY MAIL OR FAX

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sterling M. Redfern
Sterling M. Redfern
President and Director
April 15, 2008

ANNUAL MEETING OF SHAREHOLDERS
OF INTERNATIONAL STAR, INC.

May 19, 2008

PROXY CARD FOR ANNUAL MEETING OF INTERNATIONAL STAR, INC. SHAREHOLDERS, MAY 19, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION’S BOARD OF DIRECTORS.

The undersigned hereby appoints Sterling M. Redfern and Jacqulyn B. Wine, and each of them jointly and severally, Proxies, with full power of substitution, to vote, as designated on this proxy card, all common shares of International Star, Inc. held of record by the undersigned on March 31, 2008, at the Annual Meeting of Shareholders to be held on May 19, 2008, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS AND “FOR” APPROVAL OF PROPOSAL 2.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON PAGES 2 AND 3 OF THIS PROXY CARD.  IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON PAGES 2 AND 3 OF THIS PROXY CARD, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES SPECIFIED AND “FOR” THE APPROVAL OF PROPOSAL 2.  HAS YOUR ADDRESS CHANGED?
DO YOU HAVE ANY COMMENTS?

SEE ADDITIONAL PAGES (CONTINUED AND TO BE DATED AND SIGNED ON PAGE 3)

INTERNATIONAL STAR, INC.
P.O. Box 7202
Shreveport, Louisiana 71137
Telephone: (318) 464-8687
Facsimile: (318) 429-8036

YOUR VOTE IS IMPORTANT.
CASTING YOUR VOTE AS DESCRIBED ON THIS INSTRUCTION CARD VOTES ALL
COMMON SHARES OF INTERNATIONAL STAR, INC. THAT YOU ARE ENTITLED TO VOTE.

PLEASE CONSIDER THE ISSUES DISCUSSED IN THE PROXY STATEMENT AND CAST
YOUR VOTE BY COMPLETING THE PROXY AND RETURNING IT TO THE COMPANY’S TRANSFER AGENT, STALT, INC.

Please mark votes by shading in the boxes to the left of your choices with a black or dark blue pen or with a No. 2 pencil.

This Proxy, when properly executed, will be voted in the manner directed.  If no direction is made, this Proxy will be voted FOR Mr. Sterling M. Redfern, Dr. Joe C. Rice, Ms. Virginia K. Shehee and Ms. Jacqulyn B. Wine to serve as directors on the Board of Directors of International Star, Inc., and FOR approval of Proposal 2.

The Board of Directors recommends a vote FOR Mr. Sterling M. Redfern, Dr. Joe C. Rice, Ms. Virginia K. Shehee and Ms. Jacqulyn B. Wine to serve as directors on the Board of Directors and FOR approval of Proposal 2.

1.
Election of Directors – Please choose four candidates from the four candidates listed.  The four candidates who receive the most votes will be elected for a one-year term or until his or her successor is elected. The Board of Directors recommends a vote FOR Mr. Sterling M. Redfern, Dr. Joe C. Rice, Ms. Virginia K. Shehee and Ms. Jacqulyn B. Wine.

Candidates for election as Directors:

01 – Sterling M. Redfern
02 – Joe C. Rice
03 - Virginia K. Shehee
04 – Jacqulyn B. Wine

☐  FOR ALL NOMINEES
☐  WITHHOLD FROM ALL NOMINEES
☐  For all nominees, except as follows.  Write number(s) of
     nominee(s): _______________________

2.	To ratify the appointment of Madsen & Associates CPA’s, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Change of Address and/or Comments Mark Here ☐

The signer hereby revokes all Proxies previously given by the signer to vote at the meeting or any adjournments.

Please mark, sign, date, and return this Proxy promptly using the enclosed envelope or by faxing the Proxy to the Company’s transfer agent, STALT, Inc., at (650) 321-7113.

Please sign exactly as the name appears on this card.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by general partner.

Signature

Date

Signature

Date